Acquisitions, Licensing Agreements, Collaborative Arrangements, Divestitures and Equity-Method Investments	12 Months Ended
Dec. 31, 2014
Business Combinations, Discontinued Operations And Disposal Groups, Collaborative Arrangements And Equity Method Investments [Abstract]
Acquisitions, Licensing Agreements, Collaborative Arrangements, Divestitures And Equity-Method Investments
Acquisitions, Licensing Agreements, Collaborative Arrangements, Divestitures, and Equity-Method Investments

A. Acquisitions

InnoPharma, Inc. (InnoPharma)
On September 24, 2014, we completed our acquisition of InnoPharma, a privately-held pharmaceutical development company, for an upfront cash payment of $225 million and contingent consideration with an estimated acquisition-date fair value of approximately $67 million. The contingent consideration consists of up to $135 million in additional milestone payments based on application filing with and acceptance by the U.S. Food and Drug Administration (FDA), or approval of marketing applications related to certain pipeline products by the FDA. We believe this acquisition represents a potential innovative growth opportunity for our sterile injectables portfolio in areas such as oncology and central nervous disorders. In connection with this acquisition, we recorded $247 million in Identifiable intangible assets, consisting of $212 million in IPR&D and $35 million in Developed technology rights; $81 million in net deferred tax liabilities; and $125 million in Goodwill. The allocation of the consideration transferred to the assets acquired and the liabilities assumed has not been finalized.

NextWave Pharmaceuticals Incorporated (NextWave)

On November 27, 2012, we completed our acquisition of NextWave, a privately-held, specialty pharmaceutical company. As a result of this acquisition, we hold exclusive North American rights to Quillivant XR™ (methylphenidate hydrochloride), the first once-daily liquid medication approved in the U.S. for the treatment of attention deficit hyperactivity disorder. The total consideration for the acquisition was approximately $442 million, which consisted of upfront payments to NextWave's shareholders of approximately $278 million and contingent consideration with an estimated acquisition-date fair value of approximately $164 million. The contingent consideration consisted of up to $425 million in additional payments that are contingent upon attainment of certain revenue milestones. In connection with this acquisition, we recorded $519 million in Identifiable intangible assets, consisting of $474 million in Developed technology rights and $45 million in IPR&D; $166 million in net deferred tax liabilities; and $89 million in Goodwill. In 2014 and 2013, as a result of lowered commercial forecasts, the fair value of the contingent consideration decreased and we recognized pre-tax income of approximately $43 million and $114 million, respectively, in Other (income)/deductions––net.

Alacer Corp. (Alacer)

On February 26, 2012, we completed our acquisition of Alacer, a company that manufactured, marketed and distributed Emergen-C, a line of effervescent, powdered drink mix vitamin supplements. In connection with this Consumer Healthcare acquisition, we recorded $181 million in Identifiable intangible assets, consisting primarily of the Emergen-C indefinite-lived brand; $69 million in net deferred tax liabilities; and $192 million in Goodwill.

Ferrosan Holding A/S (Ferrosan)

On December 1, 2011, we completed our acquisition of the consumer healthcare business of Ferrosan, a Danish company engaged in the sale of science-based consumer healthcare products, including dietary supplements and lifestyle products, primarily in the Nordic region and the emerging markets of Russia and Central and Eastern Europe. This acquisition is reflected in our consolidated financial statements beginning in the first fiscal quarter of 2012. Our acquisition of Ferrosan’s consumer healthcare business increases our presence in dietary supplements with a new set of brands and pipeline products. Also, we believed that the acquisition would allow us to expand the marketing of Ferrosan's brands through Pfizer's global footprint and provide greater distribution and scale for certain Pfizer brands, such as Centrum and Caltrate, in Ferrosan's key markets. In connection with this Consumer Healthcare acquisition, we recorded $362 million in Identifiable intangible assets, consisting of indefinite-lived and finite-lived brands; $94 million in net deferred tax liabilities; and $322 million in Goodwill.

B. Licensing Agreements

Cellectis SA (Cellectis)
On June 18, 2014, we entered into a global arrangement with Cellectis to develop Chimeric Antigen Receptor T-cell immunotherapies in the field of oncology directed at select cellular surface antigen targets. In August 2014, in connection with this licensing agreement, we made an upfront payment of $80 million to Cellectis, which was recorded in Research and development expenses. We will also fund research and development costs associated with 15 Pfizer-selected targets and, for the benefit of Cellectis, a portion of the research and development costs associated with four Cellectis-selected targets within the arrangement. Cellectis is eligible to receive development, regulatory and commercial milestone payments of up to $185 million per product that results from the Pfizer-selected targets. Cellectis is also eligible to receive tiered royalties on net sales of any products that are commercialized by Pfizer. In addition, in August 2014, we acquired approximately 10% of the capital of Cellectis through the purchase of newly issued shares, for a total investment of approximately $35 million.

Nexium Over-the-Counter Rights

In August 2012, we entered into an agreement with AstraZeneca PLC (AstraZeneca) for the exclusive, global, over-the-counter (OTC) rights for Nexium, a leading prescription drug approved to treat the symptoms of gastroesophageal reflux disease. In connection with this Consumer Healthcare licensing agreement, we made an upfront payment of $250 million to AstraZeneca, which was recorded in Research and development expenses in our consolidated statement of income for the year ended December 31, 2012. On May 27, 2014, we launched Nexium 24HR in the U.S., and on July 11, 2014, we paid AstraZeneca a related $200 million product launch milestone payment; and on August 1, 2014, we launched Nexium Control in Europe, and on September 15, 2014, we paid AstraZeneca a related $50 million product launch milestone payment. These post-approval milestone payments were recorded in Identifiable intangible assets in the consolidated balance sheet and are being amortized over the estimated useful life of the Nexium brand. AstraZeneca is eligible to receive additional milestone payments of up to $300 million, based on product launches outside the U.S. and level of worldwide sales as well as royalty payments, based on worldwide sales.

C. Collaborative Arrangements

In the normal course of business, we enter into collaborative arrangements with respect to in-line medicines, as well as medicines in development that require completion of research and regulatory approval. Collaborative arrangements are contractual agreements with third parties that involve a joint operating activity, typically a research and/or commercialization effort, where both we and our partner are active participants in the activity and are exposed to the significant risks and rewards of the activity. Our rights and obligations under our collaborative arrangements vary. For example, we have agreements to co-promote pharmaceutical products discovered by us or other companies, and we have agreements where we partner to co-develop and/or participate together in commercializing, marketing, promoting, manufacturing and/or distributing a drug product.

The following table provides the amounts and classification of payments (income/(expense)), between us and our collaboration partners:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2014	2013	2012
Revenues—Revenues(a)	$786	$1,153	$1,640
Revenues—Alliance revenues(b)	957	2,628	3,492
Total revenues from collaborative arrangements	1,743	3,781	5,132
Cost of sales(c)	(280)	(333)	(362)
Selling, informational and administrative expenses(d)	(268)	(279)	(290)
Research and development expenses(e)	(1,210)	(73)	(74)
Other income/(deductions)—net(f)	518	103	(15)

(a)	Represents sales to our partners of products manufactured by us.

(b)
Substantially all relates to amounts earned from our partners under co-promotion agreements. The decline in 2014 and 2013 reflects declines in alliance revenues from Enbrel (as a result of the expiration of the co-promotion term of the collaboration agreement on October 31, 2013 in the U.S. and Canada) and Spiriva (as a result of the expiration of the co-promotion collaboration in the U.S. and certain European countries during 2014, combined with the expiration of the collaboration in Australia, Canada and certain other European countries during 2013).

(c)	Primarily relates to royalties earned by our partners and cost of sales associated with inventory purchased from our partners.

(d)	Represents net reimbursements to our partners for selling, informational and administrative expenses incurred.

(e)
Primarily relates to upfront payments and pre-approval milestone payments earned by our partners as well as net reimbursements. The upfront and milestone payments were as follows: $1.2 billion in 2014 (related to collaboration with Merck KGaA, see below), $67 million in 2013 and $44 million in 2012.

(f)
In 2014 and 2013, includes royalties earned on sales of Enbrel in the U.S. and Canada after October 31, 2013. On that date, the co-promotion term of the collaboration agreement for Enbrel in the U.S. and Canada expired, and we became entitled to royalties for a 36-month period thereafter.

The amounts disclosed in the above table do not include transactions with third parties other than our collaboration partners, or other costs associated with the products under the collaborative arrangements.
In addition, in connection with our collaborative arrangements, we paid post-approval milestones to collaboration partners of $80 million in 2014, $175 million in 2013 and $29 million in 2012. These payments were recorded in Identifiable intangible assets––Developed technology rights. We also received upfront and milestone payments from our collaboration partners of $128 million in 2013. These amounts were recorded in our consolidated balance sheets as deferred revenue and are being recognized into Other (income)/deductions––net over a multi-year period.

Collaboration with Merck KGaA

On November 17, 2014, we entered into a collaborative arrangement with Merck KGaA, to jointly develop and commercialize avelumab, an investigational anti-PD-L1 antibody currently in development as a potential treatment for multiple types of cancer. We and Merck KGaA will explore the therapeutic potential of this novel anti-PD-L1 antibody as a single agent, as well as in various combinations with our and Merck KGaA’s broad portfolio of approved and investigational oncology therapies. Both companies will collaborate on up to 20 high priority immuno-oncology clinical development programs expected to commence in 2015. These clinical development programs include up to six trials (Phase 2 or 3) that could be pivotal for potential product registrations. We and Merck KGaA will also combine resources and expertise to advance our anti-PD-1 antibody into Phase 1 trials. Under the terms of the agreement, we made an upfront cash payment of $850 million to Merck KGaA and Merck KGaA is eligible to receive regulatory and commercial milestone payments of up to approximately $2.0 billion. Both companies will jointly fund all development and commercialization costs, and split equally any profits generated from selling any anti-PD-L1 or anti-PD-1 products from this collaboration. Also, as part of the agreement, we gave Merck KGaA certain co-promotion rights for Xalkori in the U.S. and several other key markets. In 2014, we recorded $1.2 billion of Research and development expenses associated with this collaborative arrangement, composed of the $850 million upfront cash payment as well as an additional amount of $309 million, reflecting the estimated fair value of the co-promotion rights given to Merck KGaA.

D. Divestitures

Animal Health Business—Zoetis Inc.

On June 24, 2013, we completed the full disposition of our Animal Health business. The full disposition was completed through a series of steps, including, in the first quarter of 2013, the formation of Zoetis and an initial public offering (IPO) of an approximate 19.8% interest in Zoetis and, in the second quarter of 2013, an exchange offer for the remaining 80.2% interest.

With respect to the formation and disposition of Zoetis, in 2013:

•
Formation of Zoetis—On January 28, 2013, our then wholly owned subsidiary, Zoetis, issued $3.65 billion aggregate principal amount of senior notes. Also, on January 28, 2013, we transferred to Zoetis substantially all of the assets and liabilities of our Animal Health business in exchange for all of the Class A and Class B common stock of Zoetis, $1.0 billion of the $3.65 billion of Zoetis senior notes and an amount of cash equal to substantially all of the cash proceeds received by Zoetis from the remaining $2.65 billion of senior notes issued. The $1.0 billion of Zoetis senior notes received by Pfizer were exchanged by Pfizer for the retirement of Pfizer commercial paper issued in 2012, and the cash proceeds received by Pfizer of approximately $2.6 billion were used for dividends and stock buybacks.

•
Initial Public Offering (19.8% Interest)—On February 6, 2013, an IPO of the Class A common stock of Zoetis was completed, pursuant to which we sold 99.015 million shares of Class A common stock of Zoetis (all of the Class A common stock, including shares sold pursuant to the underwriters' option to purchase additional shares, which was exercised in full) in exchange for the retirement of approximately $2.5 billion of Pfizer commercial paper issued in 2013. The Class A common stock sold in the IPO represented approximately 19.8% of the total outstanding Zoetis shares. The excess of the consideration received over the net book value of our divested interest was approximately $2.3 billion and was recorded in Additional paid-in capital.

•
Exchange Offer (80.2% Interest)—On June 24, 2013, we exchanged all of our remaining interest in Zoetis, 400.985 million shares of Class A common stock of Zoetis (after converting all of our Class B common stock into Class A common stock, representing approximately 80.2% of the total outstanding Zoetis shares), for approximately 405.117 million outstanding shares of Pfizer common stock on a tax-free basis pursuant to an exchange offer made to Pfizer shareholders. The $11.4 billion of Pfizer common stock received in the exchange transaction was recorded in Treasury stock and was valued using the opening price of Pfizer common stock on June 24, 2013, the date we accepted the Zoetis shares for exchange. The gain on the sale of the remaining interest in Zoetis was approximately $10.3 billion, net of income taxes resulting from certain legal entity reorganizations, and was recorded in Gain on disposal of discontinued operations––net of tax in the consolidated statement of income for the year ended December 31, 2013.

In summary, as a result of the above transactions, we received cash and were relieved of debt obligations in the aggregate amount of approximately $6.1 billion and received shares of Pfizer common stock (held in Treasury stock) valued at approximately $11.4 billion.

The operating results of the animal health business through June 24, 2013, the date of disposal, are reported as Income from discontinued operations––net of tax in the consolidated statements of income.

In connection with the above transactions, we entered into a transitional services agreement (TSA) and manufacturing and supply agreements (MSAs) with Zoetis that are designed to facilitate the orderly transfer of business operations to the standalone Zoetis entity. The TSA relates primarily to administrative services, which are generally to be provided within 24 months. Under the MSAs, we will manufacture and supply certain animal health products to Zoetis for a transitional period of up to five years, with an ability to extend, if necessary, upon mutual agreement of both parties. These agreements are not material and none confers upon us the ability to influence the operating and/or financial policies of Zoetis subsequent to June 24, 2013, the date of disposal.

Nutrition Business

On November 30, 2012, we completed the sale of our Nutrition business to Nestlé for $11.85 billion in cash, and recognized a gain of approximately $4.8 billion, net of tax, in Gain on disposal of discontinued operations––net of tax. The operating results of this business through November 30, 2012, the date of disposal, are reported as Income from discontinued operations––net of tax in the consolidated statements of income.

The divested business includes:

•	our former Nutrition operating segment and certain prenatal vitamins previously commercialized by our Consumer Healthcare business; and

•
other associated amounts, such as direct manufacturing costs, enabling support functions and other costs not charged to the business, purchase-accounting impacts, acquisition-related costs, impairment charges, restructuring charges and implementation costs associated with our cost-reduction/productivity initiatives, all of which are reported outside our operating segment results.

While the full purchase price of $11.85 billion was received on November 30, 2012, the sale of the business was not completed in certain non-U.S. jurisdictions at that date as regulatory review of the transaction was not yet complete. In these jurisdictions, which represented a relatively small portion of the Nutrition business, we continued to operate the business on an interim basis pending regulatory approval or divestiture to a third-party buyer. Pursuant to these interim arrangements, Pfizer operated the business for the net economic benefit of Nestlé and was indemnified by Nestlé against any risk associated with such operations during the interim period. These agreements concluded with the sale of these operations in those jurisdictions in 2013. As Pfizer operated the business in those jurisdictions for the net economic benefit of Nestlé, we had already received all of the expected proceeds from the sale, and as Nestlé was contractually obligated to complete the transaction (or permit us to divest the delayed businesses to a third-party buyer on its behalf) regardless of the outcome of any pending regulatory reviews, we treated these delayed-close businesses as sold for accounting purposes on November 30, 2012.

In connection with the sale transaction, we also entered into certain transitional agreements designed to ensure and facilitate the orderly transfer of business operations to the buyer. These agreements primarily relate to administrative services, which were generally being provided for a period of 2 to 18 months. We are also manufacturing and supplying certain prenatal vitamin products for a transitional period. These agreements were not material and none conferred upon us the ability to influence the operating and/or financial policies of the Nutrition business subsequent to November 30, 2012, the date of disposal.
Total Discontinued Operations

The following table provides the components of Discontinued operations—net of tax:
	Year Ended December 31,(a)
(MILLIONS OF DOLLARS)	2014	2013	2012
Revenues	$—	$2,201	$6,587
Pre-tax income from discontinued operations(a), (b)	(9)	408	1,253
Provision for taxes on income(b), (c)	(3)	100	459
Income from discontinued operations––net of tax	(6)	308	794
Pre-tax gain on disposal of discontinued operations(b)	51	10,446	7,123
Provision for taxes on income(b), (d)	(4)	92	2,340
Gain on disposal of discontinued operations––net of tax(b)	55	10,354	4,783
Discontinued operations––net of tax	$48	$10,662	$5,577

(a)	Includes the Animal Health (Zoetis) business through June 24, 2013, the date of disposal, and the Nutrition business through November 30, 2012, the date of disposal.

(b)	Includes post-close adjustments for the periods subsequent to disposal.

(c)
Includes a deferred tax benefit of $3 million for 2014, $23 million for 2013 and $23 million for 2012, which is net of a deferred tax expense of $42 million in 2012 related to investments in certain foreign subsidiaries resulting from our intention not to hold these subsidiaries indefinitely.

(d)
For 2013, primarily reflects income tax expense of $122 million resulting from certain legal entity reorganizations. For 2012, includes a deferred tax expense of $1.4 billion, which includes a deferred tax expense of $2.2 billion on certain current-year funds earned outside the U.S. that will not be indefinitely reinvested overseas. For 2012, also includes a deferred tax benefit reflecting the reversal of net deferred tax liabilities associated with the divested Nutrition assets.

The net cash flows of our discontinued operations for each of the categories of operating, investing and financing activities are not significant for any period presented, except that (i) financing activities in 2013 include the cash proceeds from the issuance of senior notes by Zoetis and (ii) investing activities in 2012 include the cash proceeds from the sale of our Nutrition business.

E. Equity-Method Investments

Investment in Hisun Pfizer Pharmaceuticals Company Limited (Hisun Pfizer)

On September 6, 2012, we and Zhejiang Hisun Pharmaceuticals Co., Ltd., a leading pharmaceutical company in China, formed a new company, Hisun Pfizer, to develop, manufacture, market and sell pharmaceutical products, primarily branded generic products, predominately in China. Hisun Pfizer was established with registered capital of $250 million, of which our portion was $122.5 million. On January 1, 2013, both parties transferred selected employees to Hisun Pfizer and contributed, among other things, certain rights to commercialized products and products in development, intellectual property rights, and facilities, equipment and distribution/customer contracts. Our contributions in 2013 constituted a business, as defined by U.S. GAAP, and included, among other things, the China rights to certain commercialized products and other products not yet commercialized and all associated intellectual property rights. As a result of the contributions from both parties, Hisun Pfizer holds a broad portfolio of branded generics covering cardiovascular disease, infectious disease, oncology, mental health and other therapeutic areas. We hold a 49% equity interest in Hisun Pfizer.

We also entered into certain transition agreements designed to ensure and facilitate the orderly transfer of the business operations to Hisun Pfizer, primarily the Pfizer Products Transition Period Agreement and a related supply and promotional services agreement. These agreements provide for a profit margin on the manufacturing services provided by Pfizer to Hisun Pfizer and govern the supply, promotion and distribution of Pfizer products until Hisun Pfizer begins its own manufacturing and distribution. While intended to be transitional, these agreements may be extended by mutual agreement of the parties for several years and, possibly, indefinitely. These agreements are not material to Pfizer, and none confers upon us any additional ability to influence the operating and/or financial policies of Hisun Pfizer.

In connection with our contributions in the first quarter of 2013, we recognized a pre-tax gain of approximately $459 million in Other (income)/deductions––net, reflecting the transfer of the business to Hisun Pfizer (including an allocation of goodwill from our former Emerging Markets reporting unit as part of the carrying amount of the business transferred). Since we hold a 49% interest in Hisun Pfizer, we had an indirect retained interest in the contributed assets. As such, 49% of the gain, or $225 million, represents the portion of the gain associated with that indirect retained interest.

In valuing our investment in Hisun Pfizer (which includes the indirect retained interest in the contributed assets), we used discounted cash flow techniques, utilizing a 11.5% discount rate, reflecting our best estimate of the various risks inherent in the projected cash flows, and a nominal terminal year growth factor. Some of the more significant estimates and assumptions inherent in this approach include: the amount and timing of the projected net cash flows, which include the expected impact of competitive, legal and/or regulatory forces on the products; the long-term growth rate, which seeks to project the sustainable growth rate over the long-term; and the discount rate, which seeks to reflect the various risks inherent in the projected cash flows, including country risk.

We are accounting for our interest in Hisun Pfizer as an equity-method investment, due to the significant influence we have over the operations of Hisun Pfizer through our board representation, minority veto rights and 49% voting interest. Our investment in Hisun Pfizer is reported in Long-term investments, and our share of Hisun Pfizer's net income is recorded in Other (income)/deductions––net. As of December 31, 2014, the carrying value of our investment in Hisun Pfizer was approximately $1.4 billion, and the amount of our underlying equity in the net assets of Hisun Pfizer was approximately $780 million. As of December 31, 2013, the carrying value of our investment in Hisun Pfizer was approximately $1.4 billion, and the amount of our underlying equity in the net assets of Hisun Pfizer was approximately $770 million. The excess of the carrying value of our investment over our underlying equity in the net assets of Hisun Pfizer has been allocated, within the investment account, to goodwill and other intangible assets. The amount allocated to other intangible assets is being amortized into Other (income)/deductions––net over an average estimated useful life of 25 years.

Investment in ViiV Healthcare Limited (ViiV)

Our minority ownership interest in ViiV, a company formed in 2009 by Pfizer and GlaxoSmithKline plc to focus solely on research, development and commercialization of human immunodeficiency virus (HIV) medicines, was impacted by the following events:

•
The January 21, 2014 European Commission approval of Tivicay (dolutegravir), a product for the treatment of HIV-1 infection, developed by ViiV. This approval triggered a reduction in our equity interest in ViiV from 12.6% to 11.7%, effective April 1, 2014. As a result, in 2014, we recognized a loss of approximately $30 million in Other (income)/deductions––net;

•
The August 12, 2013 FDA approval of Tivicay (dolutegravir). This approval triggered a reduction in our interest in ViiV from 13.5% to 12.6% effective October 1, 2013. As a result, in 2013, we recognized a loss of approximately $32 million in Other (income)/ deductions––net; and

•
The October 31, 2012 acquisition by ViiV of the remaining 50% of Shionogi-ViiV Healthcare LLC, its equity-method investee, from Shionogi & Co., Ltd. in consideration for a 10% interest in ViiV (newly issued shares) and contingent consideration in the form of future royalties. As a result of this transaction, ViiV recorded a gain associated with the step-up on the 50% interest previously held by ViiV. Also, our equity interest in ViiV was reduced from 15.0% to 13.5%. As a result of the above, in 2012 we recognized a gain of $44 million, which was recorded in Other (income)/deductions––net.

Investment in Laboratório Teuto Brasileiro S.A. (Teuto)

We have an option to acquire the remaining 60% of Teuto, a 40%-owned generics company in Brazil, through 2015, and Teuto’s shareholders have an option to sell their 60% stake to us beginning in 2015. Our investment in Teuto is accounted for under the equity method due to the significant influence we have over the operations of Teuto through our board representation, minority veto rights and 40% voting interest.

•
In 2014, we recorded income of approximately $55 million in Other (income)/deductions––net, resulting from a decline in the estimated loss from the net call/put option recorded in 2013 and an impairment loss of $56 million in Other (income)/deductions––net related to our equity method investment.

•
In 2013, we recorded a loss of $223 million in Other (income)/deductions––net related to the net call/put option and an impairment loss of $32 million in Other (income)/deductions––net related to our equity-method investment.

•	In 2012, we made a performance-based milestone payment to Teuto of $91.5 million, which was recorded as an additional investment in Teuto.